PRUDENTIAL SECTOR FUNDS, INC.

Prudential Financial Services Fund

(the “Fund”)

Supplement dated October 4, 2017

to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information (SAI)

At a special meeting of the shareholders of the Fund held on October 2, 2017, the shareholders of the Fund approved a new subadvisory agreement between PGIM Investments LLC and Jennison Associates LLC (“Jennison”) with respect to the Fund. The Fund’s shareholders also approved a proposal to permit PGIM Investments LLC, the Fund’s manager, to enter into or make material changes to the Fund's subadvisory agreements with both unaffiliated subadvisers and subadvisers that are wholly-owned subsidiaries of the manager or a sister company of the manager without shareholder approval.

As a result of these approvals, the current subadvisory agreement between PGIM Investments LLC and Wellington Management Company LLP with respect to the Fund will be terminated and Jennison will become the Fund’s sole subadviser, each effective on or about November 1, 2017 (the “Effective Date”). Also on the Effective Date, the Fund’s strategy will shift from a focus on global financial services investments to a focus on domestic financial services investments, the Fund’s name will be changed to “Prudential Jennison Financial Services Fund” and the Fund’s investment benchmark will be changed to the S&P Composite 1500 Financials Index.

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